--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

July 15, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2002. The net asset value at that date was $49.12. In addition, a regular quarterly dividend of $0.56 per share was declared for shareholders of record on June 20, 2002 and was paid on June 21, 2002.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 4.6%. This compares to the NAREIT Equity REIT Index's* total return of 5.0%. For the six months, the Fund's total return was 13.2%, compared to NAREIT's 13.7%.

    In what has been characterized by the press as a 'grim' quarter for the financial markets (the S&P 500 Index declined 13.4%), REITs extended their winning streak, now to nearly two-and-a-half years, outperforming most asset classes during this period by an extraordinary margin. Despite the continued mild deterioration in real estate fundamentals, REIT share valuations expanded moderately in the quarter. In our opinion, this is the result of the market's anticipation of a recovery that will begin to take place, property type-by-property type, as an economic expansion begins to unfold. Based on performance in both the second quarter and the first half of the year, it appears that the market expects the Regional Mall (+25.0% in the first half of 2002), Hotel (+22.7%), and Industrial (+20.8%) sectors to be the first to recover.

    The Apartment (+5.2%) and Office (+8.2%) sectors, although still producing positive returns, were exceptions to the powerful performance of REITs this year. Perhaps the most consistently strong sector of the economy has been single-family home construction. Low interest rates and the strong propensity of Americans to own their homes have created softness in many apartment markets. Exacerbating this has been developers' and owners' access to low-cost financing, which has helped create excess supply: multifamily construction has risen by about 10% from last year's levels, despite soft demand. Consequently, vacancy rates have risen and price competition is causing downward pressure on rental rates. While we are looking for these trends to abate, we have not yet seen any convincing sign that they are. As a result, and considering that apartment valuations are not compelling, we have remained underweighted in this sector, limiting our holdings to those companies operating in markets where the cost of home ownership is the highest, and the barriers to entry are the most formidable.

    With respect to the Office sector, we have maintained our overweighted position, despite the absence of signs that a meaningful recovery in occupancies and rents is in sight. In fact, continuing layoffs and expectations of relatively slow job growth have caused some analysts to expect no recovery in many office markets until late 2003 or even 2004. In contrast to the apartment market, however, current and prospective supply of new office space has

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                       COHEN & STEERS REALTY SHARES, INC.
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declined dramatically: construction has declined 21% from last year's levels.
Also, in contrast to the Apartment sector, most office owners are selling at above-average discounts to their net asset values and below-average multiples of cash flow. This, in our opinion, suggests that the market is already discounting continued weakness in many office markets. Further, the lead time required to bring office space out of the ground is much longer than for any other property type. As a result, we believe that improving occupancies and rents may be evident sooner than many currently envision. We expect that, well before any upturn, and as conditions begin to stabilize, the shares of office owners will respond very positively.

    In addition to the positive market performance of REITs so far this year, the other big story has been their much-improved access to equity and debt capital. The successful initial public offering of Heritage Property Investment Trust was the first REIT IPO since 1999. In addition, the $3.9 billion of common equity capital raised in the first half of the year places the industry in line to raise the most equity capital in several years, albeit well below the $14.6 billion raised in 1998 and the record $26.3 billion raised in 1997. Nonetheless, the combination of equity issuance and price appreciation has expanded the equity market capitalization of REITs to a record of nearly $200 billion at mid-year. And finally, REITs have continued to take advantage of the favorable interest rate environment, raising $5.4 billion in unsecured debt in the first half of the year, up approximately 10% year over year. While much of this debt and equity capital has been used to finance property acquisitions, a great deal of it has been used to refinance existing or maturing high-cost debt. In either case, this capital was put to good use, enhancing most companies' current and long-term earnings potential.

INVESTMENT OUTLOOK

    Many have noted that in the first half of 2002 a record $2.8 billion flowed into real estate mutual funds, whose total assets of $15.4 billion at mid-year is also a record. Flows into mutual funds are considered by many to be a barometer of investor psychology and an influence over the movement of share prices. Many analysts and commentators have argued that the rise of REIT prices has had less to do with sound, or improving, fundamentals, than with the sheer power of money chasing this small group of stocks. On the contrary, we believe that the rise of REIT prices reflects an underlying trend that is much more powerful than the flow of capital into mutual funds.

    We believe that the strength of REITs is based on the market's increased confidence in their stability of cash flows, the veracity of their financial disclosure, and the sustainability and growth potential of dividends. These features, sadly, are in stark contrast to the issues that are of greatest concern to investors today with respect to much of corporate America. Nowhere is this better reflected than in the debt market for REITs. As shown in the chart below, for the first time ever, REIT unsecured debt is now trading at a yield that is lower than comparably rated industrial companies. This has nothing to do with the flow of capital into mutual funds. Rather, this is the

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                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

result of the rash of downgrades in corporate America and the bankruptcy or near-bankruptcy of companies that very recently had investment-grade credit ratings. In contrast, the market appears to have greater confidence in asset-based lending. This is not confined to the public market. Because the default rate on commercial mortgages continues to hover at a record-low level (less than 1%), financial institutions have continued to extend credit to real estate owners throughout the economic downturn.

                                YIELD SPREAD
                  BBB-RATED REITS LESS BBB-RATED INDUSTRIALS

Jul-97   Jan-98   Jul-98   Jan-99   Jul-99   Jan-00   Jul-00   Jan-01   Jul-01   Jan-02   Jun-02
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  15       23       34      143       82       66       83       76       24       33      -18

Source: Merrill Lynch


    To be sure, there are several things that must happen for REITs to continue to perform well. Foremost is that the economy must indeed continue on the path toward recovery, without which real estate conditions and the outlook for earnings will worsen. It is our sense that the market has already begun to factor a stronger economy with healthy job growth into REIT valuations. In addition, discipline must be maintained with respect to development so that any new demand for space is not immediately satisfied with new supply. Related to this, of course, is that the low interest rate environment and strength of real estate credit must not encourage speculative development unwarranted by fundamentals.

    Despite the strong performance of REIT shares, we continue to view their valuations as well within fair and rational bounds. On average, REITs trade at around 10x cash flow, compared to a peak of 14x and a long-term average of 12x. Also on average, REITs are currently trading close to the net asset values of their underlying

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                       COHEN & STEERS REALTY SHARES, INC.
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properties, a level that is consistent with the historical average. The direction of net asset value is an important factor for share prices, and the prospect of improving asset values as the real estate recovery proceeds gives us further confidence in current valuations. Importantly, based on the high current dividend yield of REITs, their exceptional dividend growth potential, and the prospect of total returns from other assets, which is barely more than REIT current yields alone, we believe that REITs should continue to deliver acceptable long-term total returns.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS

             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

    Cohen & Steers is online at www.cohenandsteers.com

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general.

    ON-LINE ACCESS is now available for shareholders of the Cohen & Steers Funds whose accounts are held directly with the transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our new interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or NASDAQ composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at www.cohenandsteers.com

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                                 NUMBER          VALUE
                                                                OF SHARES       (NOTE 1)
                                                               -----------   --------------
EQUITIES                                             96.34%
    APARTMENT/RESIDENTIAL                            15.42%
         Apartment Investment & Management Co. -- Class A...       931,500   $   45,829,800
         Archstone-Smith Trust..............................     1,729,400       46,174,980
         AvalonBay Communities..............................     1,641,200       76,644,040
         Equity Residential.................................     1,341,600       38,571,000
         Essex Property Trust...............................       348,900       19,084,830
         Post Properties....................................       428,800       12,932,608
         United Dominion Realty Trust.......................       495,000        7,796,250
                                                                             --------------
                                                                                247,033,508
                                                                             --------------
    HEALTH CARE                                       4.49%
         Health Care Property Investors.....................       553,900       23,762,310
         Nationwide Health Properties.......................     1,072,500       20,109,375
         Ventas.............................................     2,206,800       28,136,700
                                                                             --------------
                                                                                 72,008,385
                                                                             --------------
    HOTEL                                             4.07%
         FelCor Lodging Trust...............................       818,700       15,023,145
        *Host Marriott Corp. ...............................     2,498,200       28,229,660
         Starwood Hotels & Resorts Worldwide................       666,100       21,908,029
                                                                             --------------
                                                                                 65,160,834
                                                                             --------------
    INDUSTRIAL                                        8.39%
         AMB Property Corp. ................................     1,422,100       44,085,100
         ProLogis...........................................     3,474,400       90,334,400
                                                                             --------------
                                                                                134,419,500
                                                                             --------------
    OFFICE                                           39.63%
         Arden Realty.......................................     2,436,500       69,318,425
         Boston Properties..................................     2,610,200      104,277,490
       **Brookfield Properties Corp. .......................     2,387,400       49,203,674
         CarrAmerica Realty Corp. ..........................     2,022,500       62,394,125
         Crescent Real Estate Equities Co. .................     1,848,900       34,574,430
         Equity Office Properties Trust.....................     4,036,013      121,483,991
         Mack-Cali Realty Corp. ............................       889,700       31,272,955
         Prentiss Properties Trust..........................       611,300       19,408,775
         SL Green Realty Corp. .............................     1,195,200       42,608,880
         Vornado Realty Trust...............................     2,176,900      100,572,780
                                                                             --------------
                                                                                635,115,525
                                                                             --------------

                See accompanying notes to financial statements.
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                                       5
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

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                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                                 NUMBER          VALUE
                                                                OF SHARES       (NOTE 1)
                                                               -----------   --------------
    OFFICE/INDUSTRIAL                                 6.11%
         Kilroy Realty Corp. ...............................     1,076,800   $   28,804,400
         Liberty Property Trust.............................       874,900       30,621,500
         Reckson Associates Realty Corp. ...................     1,545,100       38,472,990
                                                                             --------------
                                                                                 97,898,890
                                                                             --------------
    SHOPPING CENTER                                  18.23%
      COMMUNITY CENTER                                1.13%
         Developers Diversified Realty Corp. ...............       573,400       12,901,500
         Federal Realty Investment Trust....................       187,300        5,190,083
                                                                             --------------
                                                                                 18,091,583
                                                                             --------------
      OUTLET CENTER                                   1.03%
         Chelsea Property Group.............................       496,400       16,604,580
                                                                             --------------
      REGIONAL MALL                                  16.07%
         CBL & Associates Properties........................       862,400       34,927,200
         General Growth Properties..........................     1,174,400       59,894,400
         Macerich Co. ......................................        35,100        1,088,100
         Mills Corp. .......................................       836,500       25,931,500
         Rouse Co. .........................................     1,762,000       58,146,000
         Simon Property Group...............................     1,695,300       62,454,852
         Taubman Centers....................................       988,300       15,071,575
                                                                             --------------
                                                                                257,513,627
                                                                             --------------
         TOTAL SHOPPING CENTER..............................                    292,209,790
                                                                             --------------
             TOTAL EQUITIES (Identified
                cost -- $1,212,565,248).....................                  1,543,846,432
                                                                             --------------

                                                                PRINCIPAL
                                                                 AMOUNT
                                                               -----------
COMMERRCIAL PAPER                                      3.07%
         American Express Credit Corp., 1.89%, due 7/01/02
           (Identified cost -- $49,190,000) ................   $49,190,000       49,190,000
                                                                             --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,261,755,248) .........................   99.41%                  1,593,036,432
OTHER ASSETS IN EXCESS OF LIABILITIES ...............  0.59%                      9,434,451
                                                                             --------------
NET ASSETS (Equivalent to $49.12 per share based on
  32,623,709
  shares of capital stock outstanding) ............  100.00%                 $1,602,470,883
                                                     ------                  --------------
                                                     ------                  --------------

-------------------
 * Non-income producing security
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 2002 was $74,725,380 based on an exchange rate of 1 Canadian dollar to 0.65846 U.S. dollar.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6
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

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,261,755,248) (Note 1).....................  $1,593,036,432
    Cash....................................................             927
    Dividends receivable (net of $35,811 of foreign
       withholding tax payable).............................      10,558,868
    Receivable for fund shares sold.........................       3,396,026
    Receivable for investment securities sold...............       2,730,612
    Other assets............................................          10,173
                                                              --------------
         Total Assets.......................................   1,609,733,038
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............       4,091,457
    Payable for fund shares redeemed........................       1,709,293
    Payable to investment adviser...........................       1,093,544
    Payable to administrator................................          71,401
    Other liabilities.......................................         296,460
                                                              --------------
         Total Liabilities..................................       7,262,155
                                                              --------------
NET ASSETS applicable to 32,623,709 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $1,602,470,883
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
  ($1,602,470,883 [div] 32,623,709 shares outstanding)......  $        49.12
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................   1,294,566,567
    Undistributed net investment income.....................         466,397
    Accumulated net realized loss on investments............     (23,843,265)
    Net unrealized appreciation on investments..............     331,281,184
                                                              --------------
                                                              $1,602,470,883
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
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                                       7
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

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $71,622 of foreign withholding
       tax).................................................  $ 43,692,228
    Interest income.........................................       303,243
                                                              ------------
         Total Income.......................................    43,995,471
                                                              ------------
Expenses:
    Investment advisory fees (Note 2).......................     6,243,448
    Administration and transfer agent fees (Note 2).........     1,196,794
    Reports to shareholders.................................       104,068
    Professional fees.......................................        73,768
    Custodian fees and expenses.............................        70,557
    Line of credit fees (Note 7)............................        67,332
    Registration and filing fees............................        28,424
    Directors' fees and expenses (Note 2)...................        19,191
    Miscellaneous...........................................        78,177
                                                              ------------
         Total Expenses.....................................     7,881,759
                                                              ------------
    Reduction of Expenses (Note 6)..........................          (113)
                                                              ------------
         Net Expenses.......................................     7,881,646
                                                              ------------
Net Investment Income.......................................    36,113,825
                                                              ------------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................    32,823,754
    Net change in unrealized appreciation on investments....   114,690,581
                                                              ------------
         Net realized and unrealized gain on investments....   147,514,335
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $183,628,160
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                                       8
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

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                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                   SIX MONTHS ENDED        FOR THE
                                                    JUNE 30, 2002         YEAR ENDED
                                                     (UNAUDITED)      DECEMBER 31, 2001
                                                   ----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income...................   $   36,113,825      $   70,117,853
         Net realized gain/(loss) on
            investments..........................       32,823,754         (15,434,113)
         Net change in unrealized
            appreciation/(depreciation) on
            investments..........................      114,690,581          15,965,248
                                                    --------------      --------------
              Net increase in net assets
                resulting from
                operations.......................      183,628,160          70,648,988
                                                    --------------      --------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income...................      (35,647,428)        (53,007,084)
         Tax return of capital...................               --         (16,004,854)
                                                    --------------      --------------
              Total dividends and distributions
                to shareholders..................      (35,647,428)        (69,011,938)
                                                    --------------      --------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from Fund share
            transactions.........................       67,398,841          76,460,836
                                                    --------------      --------------
              Total increase in net assets.......      215,379,573          78,097,886

    Net Assets:
         Beginning of period.....................    1,387,091,310       1,308,993,424
                                                    --------------      --------------
         End of period...........................   $1,602,470,883      $1,387,091,310
                                                    --------------      --------------
                                                    --------------      --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9
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

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                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                              FOR THE SIX
                                             MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2002   ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:              (UNAUDITED)      2001       2000       1999       1998       1997
--------------------------------             -------------   --------   --------   --------   --------   --------
Net asset value, beginning of period.......    $  44.41      $  44.26   $  36.91   $  37.98   $  50.18   $  45.09
                                               --------      --------   --------   --------   --------   --------
Income from investment operations:
    Net investment income..................        1.13          2.31       2.28       2.01       1.97       1.87
    Net realized and unrealized gain/(loss)
      on investments.......................        4.70          0.11       7.31      (1.10)    (10.89)      7.40
                                               --------      --------   --------   --------   --------   --------
        Total from investment operations...        5.83          2.42       9.59       0.91      (8.92)      9.27
                                               --------      --------   --------   --------   --------   --------
Less dividends and distributions to
  shareholders from:
    Net investment income..................       (1.12)        (1.74)     (1.91)     (1.69)     (1.59)     (1.88)
    Net realized gain on investments.......          --            --         --         --      (1.56)     (2.30)
    Tax return of capital..................          --         (0.53)     (0.33)     (0.29)     (0.13)        --
                                               --------      --------   --------   --------   --------   --------
        Total dividends and distributions
          to shareholders..................       (1.12)        (2.27)     (2.24)     (1.98)     (3.28)     (4.18)
                                               --------      --------   --------   --------   --------   --------
        Net increase/(decrease) in net
          asset value......................        4.71          0.15       7.35      (1.07)    (12.20)      5.09
                                               --------      --------   --------   --------   --------   --------
Net asset value, end of period.............    $  49.12      $  44.41   $  44.26   $  36.91   $  37.98   $  50.18
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------------------------------
Total investment return....................       13.20%(1)      5.70%     26.63%      2.68%   - 18.07%     21.16%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------
Net assets, end of period (in millions)....    $1,602.5      $1,387.1   $1,309.0   $1,465.0   $1,933.3   $3,433.0
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Ratio of expenses to average daily net
  assets (before expense reduction)........        1.07%(2)      1.09%      1.07%      1.07%      1.04%      1.06%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Ratio of expenses to average daily net
  assets (net of expense reduction)........        1.07%(2)      1.09%      1.07%      1.06%      1.03%      1.05%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Ratio of net investment income to average
  daily net assets (before expense
  reduction)...............................        4.92%(2)      5.24%      5.39%      5.15%      4.23%      4.02%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Ratio of net investment income to average
  daily net assets (net of expense
  reduction)...............................        4.92%(2)      5.24%      5.39%      5.16%      4.24%      4.04%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Portfolio turnover rate....................       16.80%(1)     44.52%     33.49%     21.34%     30.18%     40.44%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------

---------

(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
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

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                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

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                                       11
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

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the six months ended June 30, 2002, the Fund incurred $6,243,448 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily assets. For the six months ended June 30, 2002, the Fund paid the Adviser $146,905 fees under this administration agreement.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the Adviser. None of the directors and officers so affiliated received compensation from the Fund for their services as directors and/or officers of the Fund. For the six months ended June 30, 2002, fees and related expenses accrued for non-affiliated directors totaled $19,191.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2002 totaled $271,407,241 and $242,317,385, respectively.

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                                       12
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

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. INCOME TAXES

    At June 30, 2002, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,212,565,248
                                                   --------------
Gross unrealized appreciation....................  $  333,087,193
Gross unrealized depreciation....................  $   (1,806,009)
                                                   --------------
Net unrealized appreciation......................  $  331,281,184
                                                   --------------
                                                   --------------

    Net investment income and net realized gains differ for financial state and tax purposes primarily due to treatments of return of capital and capital gain distributions received by the Fund on portfolio securities and gain on redemption in-kind. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

NOTE 5. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                       FOR THE                      FOR THE
                                   SIX MONTHS ENDED                YEAR ENDED
                                    JUNE 30, 2002              DECEMBER 31, 2001
                              --------------------------   --------------------------
                                SHARES        AMOUNT         SHARES        AMOUNT
                              ----------   -------------   ----------   -------------
Sold........................   5,035,053   $ 237,400,895   10,165,307   $ 451,869,058
Issued as Reinvestment of
  dividends.................     671,513      32,235,839    1,441,901      62,437,137
Redeemed....................  (4,318,353)   (202,237,893)  (9,872,056)   (434,557,914)
Redeemed in-kind*...........          --              --      (73,992)     (3,287,445)
                              ----------   -------------   ----------   -------------
Net increase................   1,388,213   $  67,398,841    1,661,160   $  76,460,836
                              ----------   -------------   ----------   -------------
                              ----------   -------------   ----------   -------------

---------

* Certain shareholders who met the minimum investment requirements of Cohen & Steers Institutional Realty Shares, Inc. were permitted to redeem shares of the Fund in-kind and make subsequent in-kind purchases in Cohen & Steers Institutional Realty Shares, Inc.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 2002, the Fund's expenses were reduced by $113 under this arrangement.

--------------------------------------------------------------------------------
                                       13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 7. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., and Cohen & Steers Equity Income Fund, Inc. has entered into a $200,000,000 Credit Agreement (the 'Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the Credit Agreement.

    During the six months ended June 30, 2002, the Fund had no loans outstanding. For the six months ended June 30, 2002, the Fund paid commitment fees of $67,332.

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED JUNE 30, 2002)

ONE YEAR                FIVE YEARS                TEN YEARS                SINCE INCEPTION (7/2/91)
--------                ----------                ---------                ------------------------
11.90%                    7.68%                    13.44%                           13.33%

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                                       14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX

             FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
               SPECIAL EQUITY FUND                                INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
       SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                           SYMBOL: CSRIX

                   FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                     OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
           1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

 THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
            AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                     KEY INFORMATION

Robert H. Steers                           INVESTMENT ADVISER
Director and Chairman                      Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
Martin Cohen                               New York, NY 10017
Director and President                     (212) 832-3232

Gregory C. Clark                           FUND SUB-ADMINISTRATOR AND CUSTODIAN
Director                                   State Street Bank and Trust Company
                                           225 Franklin Street
Bonnie Cohen                               Boston, MA 02110
Director
                                           TRANSFER AGENT
George Grossman                            Boston Financial Data Services, Inc.
Director                                   Two Heritage Drive
                                           North Quincy, MA 02171
Richard J. Norman                          (800) 437-9912
Director
                                           LEGAL COUNSEL
Willard H. Smith Jr.                       Simpson Thacher & Bartlett
Director                                   New York, NY 10017425 Lexington Avenue

Adam Derechin                              DISTRIBUTOR
Vice President and Assistant Treasurer     Cohen & Steers Securities, LLC
                                           757 Third Avenue
Lawrence B. Stoller                        New York, NY 10017
Assistant Secretary
                                           NASDAQ Symbol: CSRSX

                                           Website: www.cohenandsteers.com

                                           Net asset value (NAV) can be found in
                                           the daily mutual fund listings in the
                                           financial section of most major
                                           newspapers under Cohen & Steers.

                                           This report is authorized for delivery
                                           only to shareholders of Cohen & Steers
                                           Realty Shares, Inc. unless accompanied
                                           or preceded by the delivery of a
                                           currently effective prospectus setting
                                           forth details of the Fund. Past
                                           performance is of course no guarantee
                                           of future results and your investment
                                           may be worth more or less at the time
                                           you sell.

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                                       16
--------------------------------------------------------------------------------

                                 COHEN & STEERS
                                 --------------
                                 REALTY SHARES

                               SEMI-ANNUAL REPORT
                                 June 30, 2002

COHEN & STEERS
REALTY SHARES
757 Third Avenue
New York, NY 10017




                          STATEMENT OF DIFFERENCES
                          ------------------------

The division sign shall be expressed as .............................. [div]